Form 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 23, 1999(July 5, 1999)


                       PERMIAN BASIN ROYALTY TRUST
          -------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Texas                       1-8033                  75-6280532
----------------------------   ------------------------  -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


Bank Of America, N.A.
Trust Department
P.O. Box 1317, Fort Worth, Texas                   76101
---------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (817) 390-6905


                           Not Applicable
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

  Item 1.   Not Applicable.

  Item 2.   Not Applicable.

  Item 3.   Not Applicable.

  Item 4.   Not Applicable.

  Item 5.   Other Events

            On July 5, 1999, NationsBank, N.A., Trustee of the Permian Basin Royalty Trust, legally changed its name to Bank of America, N.A. On July 23, 1999, Bank of America, N.A. (formerly known as NationsBank, N.A.) will merge with and into Bank of America NT&SA, with the resulting entity being called Bank of America, N.A. As a result, immediately following the close of business on July 23, 1999, the remaining legal entity will be Bank of America, N.A. As a result of such merger, the Trustee of the Trust will be Bank of America, N.A., successor by merger to NationsBank, N.A.

  Item 6.   Not Applicable.

  Item 7.   Financial Statements and Exhibits.

            (a)  Not Applicable
            (b)  Not Applicable

  Item 8.   Not Applicable.

  Item 9.   Not Applicable.


                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Bank Of America, N.A.
                                  Trustee of the
                                  Permian Basin Royalty Trust



                                By: /s/Eric F. Hyden
                                    -------------------------------
                                    Eric F. Hyden
                                    Vice President

  DATE: July 23, 1999

        (The Trust has no directors or executive officers.)